    As filed with the Securities and Exchange Commission on October 8, 1996

                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  LASON, INC.
             (Exact name of registrant as specified in its charter)
                            ------------------------

                                    DELAWARE
                        (State or other jurisdiction of
                         incorporation or organization)

                                      7398
                          (Primary Standard Industrial
                          Classification Code Number)

                                   38-3214743
                                (I.R.S. Employer
                             Identification Number)

                            1305 STEPHENSON HIGHWAY

                              TROY, MICHIGAN 48083
                           TELEPHONE: (810) 597-5800
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                    GARY L. MONROE, CHIEF EXECUTIVE OFFICER

                            1305 STEPHENSON HIGHWAY
                              TROY, MICHIGAN 48083
                           TELEPHONE: (810) 597-5800
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                               H. KURT VON MOLTKE
                                KIRKLAND & ELLIS
                            200 EAST RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601

                               LAURENCE B. DEITCH
                              SEYBURN, KAHN, GINN,
                            BESS, DEITCH AND SERLIN
                          2000 TOWN CENTER, SUITE 1500
                           SOUTHFIELD, MICHIGAN 48075

                              LELAND E. HUTCHINSON
                                WINSTON & STRAWN
                              35 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60601

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-09799

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                           ------------------------
                       CALCULATION OF REGISTRATION FEE

=====================================================================================================================
        Title of Each Class of                        Proposed Maximum Aggregate                Amount of
     Securities to be Registered                          Offering Price(1)                  Registration Fee
---------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share..........           $1,725,000                             $523
=====================================================================================================================

(1) Calculated using the public offering price of $17.00 per share in accordance with Rule 457.


================================================================================

                               EXPLANATORY NOTE



        This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-1 (Reg. No. 333-09799) filed by Lason, Inc. with the Securities and Exchange Commission (the "Commission") on August 8, 1996, as amended by Amendment No. 1 thereto, filed with the Commission on August 30, 1996, by Amendment No. 2 thereto, filed with the Commission on September 11, 1996, by Amendment No. 3 thereto, filed with the Commission on September 20, 1996, by Amendment No. 4 thereto, filed with the Commission on October 7, 1996, and by Amendment No. 5 thereto, filed with the Commission on October 8, 1996, and which was declared effective on October 8, 1996, is incorporated herein by reference.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16. EXHIBITS

     (a) EXHIBITS. All Exhibits filed with the Registration Statement on Form S-1 (Reg. No. 333-09799) are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following, which are filed herewith:

         23.1    Consent of Coopers & Lybrand L.L.P.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan on October 8, 1996.

                                          Lason, Inc.

                                          By:      /s/ WILLIAM J. RAUWERDINK
                                          --------------------------------------
                                               William J. Rauwerdink
                                             Executive Vice President

                                   *  *  *  *

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on October 8, 1996, by the following persons in the capacities indicated:

                 SIGNATURE                                        CAPACITY
-------------------------------------------     ---------------------------------------------
ROBERT A. YANOVER*                              Chairman of the Board
-------------------------------------------
Robert A. Yanover

GARY L. MONROE*                                 Chief Executive Officer (principal executive
-------------------------------------------     officer) and Director
Gary L. Monroe

ALLEN J. NESBITT*                               President and Director
-------------------------------------------
Allen J. Nesbitt

/s/ WILLIAM J. RAUWERDINK                       Executive Vice President, Chief Financial
-------------------------------------------     Officer, Treasurer and Secretary (principal
William J. Rauwerdink                           financial and accounting officer)

DONALD M. GLEKLEN*                              Director
-------------------------------------------
Donald M. Gleklen

BRUCE V. RAUNER*                                Director
-------------------------------------------
Bruce V. Rauner

JOSEPH P. NOLAN*                                Director
-------------------------------------------
Joseph P. Nolan

*By: /s/ WILLIAM J. RAUWERDINK
-------------------------------------------
      Attorney-in-fact

                                 EXHIBIT INDEX



EXHIBIT
NUMBER                          DESCRIPTION

 5 Opinion of Kirkland & Ellis regarding legality of securities being registered, incorporated by reference to Exhibit 5 of the Company's Form S-1 Registration Statement (Reg. No. 333-09799)

23.1       Consent of Coopers & Lybrand L.L.P.

23.2       Consent of Kirkland & Ellis - included in Exhibit 5

                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use in this Registration Statement on Form S-1, of our report dated March 31, 1996, except for Note 6, as to which the date is July 10, 1996, and Note 15, as to which the date is August 16, 1996, on our audit of the consolidated financial statements and financial statement schedule of Lason, Inc.; of our report dated March 17, 1995, on our audits of the financial statements of Lason Systems, Inc.; of our report dated June 28, 1996, except for
Note 6, as to which the date is July 16, 1996, on our audit of the financial statements of Great Lakes Micrographics Corporation; of our report dated July 17, 1996, except for Note 10, as to which the date is August 6, 1996, on our audits of the financial statements of National Reproductions Corporation incorporated by reference from the Registration Statement on Form S-1 (Registration No. 333-09799) of Lason, Inc. We also consent to all reference to our Firm included in or made a part of this Registration Statement.


Coopers & Lybrand L.L.P.

Detroit, Michigan
October 8, 1996